UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 12, 2016

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

814-00188	04-3291176
(Commission File Number)	(IRS Employer Identification Number)

437 Madison Avenue

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 328-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 12, 2016, Taxi Medallion Loan Trust III (the “Trust”), an indirect wholly-owned subsidiary of Medallion Financial Corp. (the “Company”), amended and restated the Loan and Security Agreement, dated December 12, 2008, by and among the Trust, Autobahn Funding Company LLC and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main (the “Amended and Restated Credit Agreement”). Under the terms of the Amended and Restated Credit Agreement, (i) the maturity date of the credit facility was extended to June 15, 2017 and (ii) other technical changes were implemented.

The foregoing description is qualified in its entirety by reference to the agreements which are attached as exhibits hereto and are incorporated herein by reference in their entirety.

ITEM 8.01. OTHER EVENTS.

On December 13, 2016, the Company issued a press release to the news media announcing, among other things, the Amended and Restated Credit Agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the press release is being furnished, not filed, pursuant to Item 8.01. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Please note that this report and Exhibit 99.1 hereto contain forward-looking statements that involve risks and uncertainties relating to business performance, cash flow, costs, sales, net investment income, earnings, and growth. The Company’s actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, those factors discussed under the heading “Risk Factors,” in the Company’s 2015 Annual Report on Form 10-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1	Amended and Restated Loan and Security Agreement, dated as of December 12, 2016, among Taxi Medallion Loan Trust III, Autobahn Funding Company LLC, and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main.

10.2	Amendment No. 1 to Second Amended and Restated Trust Agreement, dated as of December 12, 2016, by and among Medallion Funding LLC, U.S. Bank Trust, N.A. and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main.

99.1	Press release, dated December 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
Name: Larry D. Hall
Title: Chief Financial Officer

Date: December 13, 2016

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Loan and Security Agreement, dated as of December 12, 2016, among Taxi Medallion Loan Trust III, Autobahn Funding Company LLC, and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main.

10.2	Amendment No. 1 to Second Amended and Restated Trust Agreement, dated as of December 12, 2016, by and among Medallion Funding LLC, U.S. Bank Trust, N.A. and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main.

99.1	Press release, dated December 13, 2016.

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